UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 2, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Formerly, HYPERSPACE COMMUNICATIONS, INC.)

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 2, 2007, MPC Computers, LLC, a wholly owned subsidiary of MPC Corporation, and Micron Technology, Inc., entered into a Sixth Amendment to Commercial Lease.

MPC Computers and Micron Technology are parties to a Commercial Lease dated April 30, 2001 (as amended, the “Lease”) under which MPC Computers leases its primary manufacturing facility in Nampa, Idaho. The Lease was previously filed as Exhibit 10.4 to the company’s Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2006. The Fifth Amendment to Commercial Lease deferred MPC Computer’s rent payment obligations by providing that MPC Computers was to, without incurring late charges, pay base rent and other amounts (the “Extended Rent Obligation”) due or to become due between January 16, 2006 and May 31, 2007, under the Lease at any time before May 31, 2007. The total amount of the Extended Rent Obligation payable on May 31, 2007 was $2,510,630.28. MPC Computers paid only $500,000 of the Extended Rent by May 31, 2007.

The Sixth Amendment to Commercial Lease provides that MPC Computers will pay the balance of the Extended Rent Obligation in twelve (12) equal monthly installments in the amount of $173,975.78, including interest at the annual rate of twelve percent (12%). If any installment is not made MPC will incur a late charge of five percent (5%) of the amount of such installment and interest shall increase to an annual default rate of eighteen percent (18%). The Sixth Amendment also provides that MPC Computers will pay the full amount of the Extended Rent Obligation in the event MPC Computers receives equity investment funds in an amount that exceeds $12,000,000.00. Additionally if MPC Computer’s unrestricted cash and cash equivalents balance, combined with available lines of credit, exceeds $5,000,000.00 at any time after January 1, 2008, the monthly installment amount increases to $347,951.56 until the total Extended Rent Obligation is paid in full. In addition to making the Extended Rent Obligation payments as described herein, MPC is obligated to pay current rent and all other Lease obligations as they become due and payable, including property taxes per the terms of the Lease. A copy of the Sixth Amendment to Commercial Lease is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1 Sixth Amendment to Commercial Lease, between MPC Computers, LLC and Micron Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: July 3, 2007	By: /s/ Curtis M. Akey Curtis M. Akey Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Sixth Amendment to Commercial Lease, between MPC Computers, LLC and Micron Technology, Inc.